REVISED FOR REVIEW AND DISCUSSION

AMIDEX™ Funds, Inc.

4300 SHAWNEE MISSION PARKWAY, SUITE 100

FAIRWAY, KS 66205

1-888-876-3566

SUPPLEMENT DATED JUNE 1, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of AMIDEX Funds (the “Fund”), dated September 30, 2019, as supplemented. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by calling 1-888-876-3566 or by sending an e-mail request to support@amidex.com, or you can view, print and download a copy of these documents at the Fund’s website at www.amidex.com.

The purpose of this Supplement is to provide you with information about the liquidation and termination of the AMIDEX35 Israel Fund (the “Fund”).

Information Regarding the AMIDEX35 Israel Fund

At a meeting held on May 15, 2020, the Fund’s Board of Directors (the “Board”), upon the recommendation of Index Investments, LLC, the Fund’s investment adviser, the Board determined that is was in the best interests of the shareholder’s of the Fund to close and liquidate the Fund and on May 28, 2020 the Board of Directors approved a Plan of Liquidation (the “Plan”) under which the Fund will liquidate and terminate. It is expected that the liquidation will take place on or about June 19, 2020 (the “Liquidation Date”). Under the Plan, the Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents by the Liquidation Date and pay any liabilities. On the Liquidation Date, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in a gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the Fund’s shares. Once the distribution is complete, the Fund will terminate.

In anticipation of the liquidation, the Fund will close to new investments, effective on June 1, 2020. In addition, the Fund will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, the Fund might not pursue its investment objectives or policies.

Please note that you may be eligible to exchange your shares of the Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another fund under certain circumstances. Please also note that you may redeem your shares of the Fund at any time prior to the Liquidation Date as described in the Fund’s Prospectus, dated September 30, 2019, as supplemented. In general, exchanges and redemptions are taxable events for shareholders. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss a Fund’s liquidation and determine its tax consequences.

For more information, please call 1-888-876-3566.